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[LETTERHEAD]


October 31, 1997


Victor Cohen, Esq.
Senior Vice President and General Counsel
POLO RALPH LAUREN CORPORATION
650 Madison Avenue
New York, New York 10022

     RE:  AMENDMENT TO SUBLICENSE AGREEMENT

Dear Mr. Cohen:

     Reference is hereby made to the Sublicense Agreement dated as of July 1, 1995 between Ralph Lauren Home Collection, Inc. ("RLHC"), successor to The Ralph Lauren Home Collection, and Pillowtex Corporation ("Pillowtex") (the "Agreement").

     As you are aware, Pillowtex has entered into a merger agreement pursuant to which it will acquire ownership of Fieldcrest Cannon, Inc. ("Fieldcrest") through a merger (the "Merger") of a wholly owned subsidiary of Pillowtex with and into Fieldcrest. It is now our mutual desire to amend the Agreement in certain respects effective as of the effective time of the Merger. This letter will, therefore, serve to express, and, once signed by RLHC and Pillowtex, will constitute, the following amendment to the Agreement:

  1. Paragraph 13.1(xii) of the Agreement is hereby amended to change both references to 40% in clause (a) of such paragraph to 25%.

  2. In all respects, and as so amended, the Agreement shall remain in full force and effect according to its terms and conditions and is hereby confirmed and ratified. Pillowtex acknowledges that the provisions of paragraph 2.11 of the Agreement shall apply to Fieldcrest upon consummation of the Merger; provided, however, that the parties expressly agree that Fieldcrest may continue to deal with those names for which Fieldcrest manufactures and/or distributes products as of the date hereof, provided that Fieldcrest shall not expand its product offering with respect to any fashion apparel designer name pursuant to the foregoing without RLHC's prior written consent.

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Victor Cohen, Esq.
October 31, 1997
Page 2


     It is the parties' understanding that the foregoing amendment is conditioned upon the consummation of the Merger. If the foregoing is acceptable to you, please indicate your acceptance and approval by signing in the space provided below, and return one copy of this letter to John Sterling, Legal Department, so executed.

                                        Sincerely,


                                        /s/ John H. Karnes
                                        John H. Karnes
                                        Vice President
                                        and General Counsel

JFS:dgf


ACCEPTED AND AGREED:

RALPH LAUREN HOME COLLECTION, INC.


By: /s/ (Signature Illegible)
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Title: President
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